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                                REAL ESTATE NOTE


$8,400,000.00                                                   Atlanta, Georgia
                                                                June 1, 1998


        FOR VALUE RECEIVED, THE UNDERSIGNED Roberts Properties Residential, L.P., a Georgia limited partnership, whose sole general partner is Roberts Realty Investors, Inc., a Georgia corporation (the "Borrower") promises to pay to the order of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns (the "Lender") the principal sum of EIGHT MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($8,400,000.00), together with interest on the principal balance of this Real Estate Note (the "Note"), from time to time remaining unpaid, from the date of disbursement by the Lender hereof at the applicable interest rate hereinafter set forth, together with all other sums due hereunder or under the terms of the Security Deed (as hereinafter defined) in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment. Both principal and interest and all other sums due hereunder shall be payable at the office of the Lender at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attn: Real Estate Investment Department, or at such other place either within or without the State of Ohio, as the Lender hereof may from time to time designate. Said principal and interest shall be paid over a term, at the times, and in the manner set forth below, to wit:

Payment Provision:

        (i) Interest accrued on the unpaid principal balance of this Note, from the date of disbursement hereof at the rate of 7.15% percent per annum, shall be due and payable on June 15, 1998.

        (ii) Thereafter, principal and interest on the unpaid principal balance of this Note at the rate of 7.15% percent per annum shall be paid in one hundred nineteen (119) consecutive monthly installments commencing on July 15, 1998 and continuing on the fifteenth day of each calendar month thereafter, with each such installment to be in the sum of Fifty-Six Thousand Seven Hundred Thirty-Four and 17/100 Dollars ($56,734.17).

Maturity:

        The unpaid principal balance of this Note and all accrued unpaid interest thereon, if not sooner paid, shall be due and payable in full on June 15, 2008 (the "Maturity Date").

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Application of Payments:

        All payments shall be applied first to the payment of accrued unpaid interest on this Note and the balance, if any, shall be applied to the reduction of the outstanding principal balance of this Note. Interest due hereunder shall be calculated on the basis of a 360-day year composed of twelve (12) thirty (30) day months; provided, in no event shall such calculation cause the interest rate on this Note to exceed the maximum rate permitted under applicable law.

Late Payment Charge:

        The Lender of this Note may collect a late payment charge, prior to the acceleration of this Note, in an amount equal to five percent (5%) of the aggregate monthly installment which is not paid on the due date, for the purposes of covering the extra expenses involved in handling delinquent installments. Any full payment of principal and/or interest which is postmarked by the United States Postal Service on or before the due date shall not be considered delinquent and a late payment charge shall not be assessed.

Prepayment:

        (A) Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving (i) not less than thirty (30) days' prior written notice to Lender of Borrower's intention to so prepay the Note, and (ii) payment to Lender of the Prepayment Premium (as hereinafter defined), if any, then due to Lender as hereinafter provided. As used herein, the term "Prepayment Premium" shall mean the greater of (x) one percent (1.0%) of the outstanding principal balance of this Note, or (y) a sum equal to (a) the present value of the scheduled monthly payments hereunder from the date of prepayment to the Maturity Date and (b) the present value of the amount of principal and interest due on the Maturity Date (assuming all scheduled monthly payments due hereunder prior to the Maturity Date were made when due), minus (c) the outstanding principal balance hereof as of the date of prepayment. The present value described in (a) and (b) of the immediately preceding sentence are to be computed on a monthly basis as of the date of prepayment, discounted at the yield to maturity of the U.S. Treasury Note or Bond that is closest in maturity to the Maturity Date as reported in the Wall Street Journal (or if the Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth (5th) business day preceding the date of prepayment. Borrower shall be obligated to prepay this Note on the date set forth in the notice to Lender required hereinabove, after such notice has been delivered to Lender. Notwithstanding the foregoing or any other provision herein to the contrary, if the Lender elects to apply insurance proceeds, condemnation awards or any escrowed amounts, if applicable, to the reduction of the principal balance of this Note in the manner provided in the Security Deed (as hereinafter defined), no Prepayment Premium shall be due or payable as a result of such application, and the monthly installments due and payable hereunder shall be reduced accordingly.

        (B) In the event the Maturity Date of the indebtedness evidenced by this
Note is accelerated by Lender hereof at any time due to a default by Borrower in the terms, covenants or conditions contained in this Note, the Security Deed or any of the other Loan Document (as hereinafter defined), then a tender of payment of an amount necessary to satisfy the entire



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outstanding principal balance and all accrued unpaid interest of this Note made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring payment to Lender of a Prepayment Premium equal to the applicable Prepayment Premium as set forth in subparagraph (A) above.

        (C) Borrower acknowledges that Lender (a) has advanced the amounts evidenced by this Note with the expectation that such amounts would be outstanding until the Maturity Date unless prepaid in accordance with the foregoing prepayment provisions, (b) would not have been willing to advance such amounts on the terms set forth in this Note for a shorter period of time, (c) in making the loan evidenced by this Note, is relying on Borrower's creditworthiness and its agreement to pay in strict accordance with the terms set forth in the Note, and (d) would not make the loan without full and complete assurance by Borrower of its agreement not to prepay all or a part of the principal of this Note except as expressly permitted herein. Borrower acknowledges that if this Note were to be prepaid prior to the Maturity Date other than in accordance with the foregoing prepayment provisions, Borrower would not receive the benefit of the bargain agreed to by Borrower and Lender. In addition, Borrower has been advised and acknowledges that Lender is relying on the receipt of payments under this Note to, among other things, match and support its obligations under contracts entered into by Lender with third parties and that in the event of a prepayment, Lender could suffer loss and additional expenses which are extremely difficult and impractical to ascertain. The Prepayment Premium is a good faith resolution by Borrower and Lender of the damages Lender would suffer, and it is not intended as a penalty.

        (D) Notwithstanding anything in this "Prepayment" section of this Note to the contrary, Borrower may prepay in full, but not in part, the obligation evidenced by this Note at any time during the last ninety (90) days prior to the Maturity Date without any prepayment premium.

        BY INITIALING BELOW, BORROWER EXPRESSLY ACKNOWLEDGES THAT PURSUANT TO THE PROVISIONS OF THIS NOTE, BORROWER HAS NO RIGHT TO PREPAY THIS NOTE IN WHOLE OR IN PART WITHOUT PAYMENT OF THE PREPAYMENT PREMIUM EXCEPT AS SET FORTH ABOVE, AND THAT BORROWER SHALL BE LIABLE FOR THE PAYMENT OF THE PREPAYMENT PREMIUM UPON ANY PAYMENT OF THE OUTSTANDING PRINCIPAL OF THIS NOTE BEFORE ITS DUE DATE, WHETHER VOLUNTARY OR INVOLUNTARY OR AFTER ACCELERATION OF THE NOTE WHETHER THE ACCELERATION OF THE MATURITY HEREOF IS DUE TO BORROWER'S DEFAULT OR OTHERWISE. FURTHERMORE, BY INITIALING BELOW, BORROWER WAIVES ANY RIGHTS IT MAY HAVE UNDER ANY APPLICABLE STATE LAWS AS THEY RELATE TO ANY PREPAYMENT RESTRICTIONS CONTAINED IN THIS PREPAYMENT SECTION OR OTHERWISE IN THIS NOTE AND EXPRESSLY ACKNOWLEDGES THAT LENDER HAS MADE THE LOAN IN RELIANCE UPON SUCH AGREEMENTS AND WAIVER OF BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS AND WAIVER OF BORROWER. BORROWER ACKNOWLEDGES THAT SPECIFIC WEIGHT HAS BEEN GIVEN TO THE CONSIDERATION GIVEN FOR SUCH AGREEMENTS, WHICH CONSIDERATION IS THE GRANTING OF THE LOAN.



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                                                                         /s/ CSR
                                                          ----------------------
                                                             Borrower's initials
Additional Conditions:

        This Note is secured by a Deed to Secure Debt and Security Agreement (herein referred to as the "Security Deed") and by an Assignment of Leases, Rents and Profits (herein referred to as the "Assignment") of even date herewith encumbering certain real property located in Gwinnett County, Georgia and other property as more particularly described in the Security Deed (hereinafter collectively referred to as the "Property"). The Security Deed and the Assignment contain terms and provisions which provide grounds for acceleration of the indebtedness evidenced by this Note, together with additional remedies in the event of default hereunder or thereunder. Failure on the part of the Lender hereof to exercise any right granted herein or in the aforesaid Security Deed or the Assignment shall not constitute a waiver of such right or preclude the subsequent exercise and enforcement thereof. This Note, the Security Deed, the Assignment and all other documents and instruments executed as further evidence of, as additional security for, or executed in connection with the indebtedness evidenced by this Note are hereinafter collectively referred to as the "Loan Documents."

        Except as otherwise provided, all parties to this Note, including endorsers, sureties and guarantors, hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of demand and of nonpayment or dishonor and of protest, notice of intent to accelerate the maturity of this Note, notice of acceleration of maturity of this Note, and any and all other notices and demands whatsoever, and agree to remain bound hereby until the principal and interest of this Note are paid in full, notwithstanding any extensions of time for payment which may be granted by Lender, even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to the Lender of this Note.

        If the obligations evidenced by this Note, or any part thereof, are placed in the hands of an attorney for collection, whether by suit or otherwise, at any time, or from time to time, Borrower shall be liable to Lender, in each instance, for all costs and expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees (as hereinafter defined).

Default:

        If default shall be made in the payment of principal and/or interest as stipulated above or in the payment of any other sums due hereunder or under any of the other Loan Documents, or should any default be made in the performance of any of the terms, covenants and conditions contained herein or in any of the other Loan Documents, then in any or all of such events, at the option of Lender, the entire outstanding principal balance of this Note, together with all accrued unpaid interest thereon and all other sums advanced by Lender on behalf of Borrower shall become and be immediately due and payable then or thereafter as Lender may elect, regardless of the Maturity Date hereof. All such amounts shall bear interest after the Maturity Date, by



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acceleration or otherwise, at the lesser of either (i) the highest rate of interest then allowed by the laws of the State of Georgia, or, if controlling, the laws of the United States, or (ii) the then applicable interest rate of this Note plus five-hundred (500) basis points (five per cent per annum).

        During the existence of any default, Lender may apply any sums received, including but not limited to, insurance proceeds or condemnation awards to any amount then due and owing hereunder or under the terms of any of the other Loan Documents as Lender may determine. Neither the right nor the exercise of the right herein granted unto Lender to apply such proceeds as aforesaid shall preclude Lender from exercising its option to cause the entire indebtedness evidenced by this Note to become immediately due and payable by reason of Borrower's default under the terms of this Note, or any of the other Loan Documents.

        Notwithstanding any provisions herein to the contrary, Lender's right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon, (a) with respect to any Monetary Default (as hereafter defined), Lender giving Borrower written notice of such Monetary Default and a five (5) day period ("Monetary Cure Period") after the date of such notice within which to cure such Monetary Default; provided, however, that such Monetary Cure Period shall be limited to once per loan year for the term of the Loan; and (b) with respect to any Non-Monetary Default (as hereinafter defined), Lender giving Borrower written notice of such Non-Monetary Default and a thirty (30) day period after the date of such notice within which to cure such Non-Monetary Default; provided, however, that if such Non-Monetary Default cannot reasonably be cured within the 30 day period Borrower shall have a reasonable period of time in which to cure the Non-Monetary Default provided that Borrower commences the cure of such default within the 30 day period and thereafter diligently pursues the cure to completion. Any notice required hereunder shall be given as provided in the Security Deed. Lender shall have no obligation to give Borrower notice of any Incurable Default (as hereinafter defined) prior to exercising its right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby and to declare same to be immediately due and payable and exercise all other rights and remedies herein granted or otherwise available to Lender at law or in equity. As used herein, the term "Monetary Default" shall mean any default which can be cured by the payment of money including, but not limited to, the payment of principal and interest due under this Note and the payment of taxes, assessments and insurance premiums when due as provided in the Security Deed. As used herein, the term "Non-Monetary Default" shall mean any default which is not a Monetary Default or an Incurable Default. As used herein, the term "Incurable Default" shall mean
(i) any voluntary or involuntary sale, assignment, encumbering or transfer in violation of the covenants of Section 30 of the Security Deed or (ii) if Borrower or its general partner should make an assignment for the benefit of creditors, become insolvent, or file a petition in bankruptcy (including but not limited to, a petition seeking a rearrangement or reorganization).

Savings Clause; Severability:

        Notwithstanding any provisions herein or in the Security Deed to the contrary, the total liability for payments in the nature of interest including but not limited to Prepayment



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Premiums, default interest and late fees shall not exceed the limits imposed by the laws of the State of Georgia or the United States of America relating to maximum lawful rate of interest. Lender shall not be entitled to receive, collect or apply, as interest on the indebtedness evidenced hereby, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the indebtedness evidenced by this Note. If the unpaid principal balance of such indebtedness is paid in full, any remaining excess shall be forthwith paid to Borrower. If any clauses or provisions herein contained operate or prospectively operate to invalidate this Note, then such clauses or provisions only shall be held for naught, as though not herein contained and the remainder of this Note shall remain operative and in full force and effect.

Exculpation:

        The liability of Borrower with respect to the payment of principal and interest hereunder shall be "non-recourse" and, accordingly, Lender's source of satisfaction of said indebtedness and Borrower's other obligations hereunder and under the other Loan Documents shall be limited to the Property and Lender's receipt of the rents, issues and profits from the Property and any other security or collateral now or hereafter held by Lender and Lender shall not seek to procure payment out of any other assets of Borrower, or any person or entity comprising Borrower, nor to seek judgment (except as hereinafter provided) for any sums which are or may be payable under this Note or under any of the other Loan Documents, or for any claim or judgment (except as hereinafter provided) for any deficiency remaining after foreclosure of the Security Deed. Notwithstanding the foregoing, nothing herein contained shall be deemed to be a release or impairment of the indebtedness evidenced by this Note or the security therefor intended by the other Loan Documents or be deemed to preclude Lender from exercising its rights to foreclose the Security Deed or to enforce any of its other rights or remedies under the Loan Documents, including but not limited to that certain Guaranty (the "Guaranty") of even date herewith from Roberts Realty Investors, Inc. to Lender.

        Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to Borrower's and Borrower's general partner's continued personal liability for all sums due to:

         (1) fraud or material misrepresentation made in or in connection with this Note or any of the other Loan Documents;

         (2) failure to pay taxes and assessments prior to delinquency, or to pay charges for labor, materials or other charges which may create liens on any portion of the Property;

         (3) the misapplication of (i) proceeds of insurance covering any portion of the Property, or (ii) proceeds of the sale or condemnation of any portion of the Property or (iii) rentals received by or on behalf of Borrower subsequent to the



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                  date on which Lender makes written demand therefor pursuant to any of the Loan Documents;

         (4) causing or permitting waste to occur in, on or about the Property, and failure to maintain the Property, excepting ordinary wear and tear;

         (5) the return to Lender of all unearned advance rentals and security deposits that have been paid by tenants of the Property to the extent that such fees have not been refunded to or forfeited by such tenants;

         (6) the return to Lender of any and all fees paid to Borrower by any tenant of the Property which fees permit the tenant to terminate its lease;

         (7) loss by fire or any other casualty to the extent not compensated by insurance proceeds collected by Lender;

         (8) the return of, or reimbursement for, all Fixtures and Personal Property (as defined in the Security Deed) owned by Borrower taken from the Property by or on behalf of Borrower, out of the ordinary course of business, and not replaced by items of equal or greater value than the original value of the Fixtures and Personal Property so removed;

         (9) all court costs and Reasonable Attorneys' Fees (as hereinafter defined) actually incurred which are provided for in this Note or in any of the other Loan Documents;

         (10) (i) the removal of any chemical, material or substance in excess of legal limits, to which exposure is prohibited, limited, or regulated by any federal, state, county, or local authority which may or could pose a hazard to the health and safety of the occupants of the Property, regardless of the source of origination; (ii) the restoration of the Property to comply with all governmental regulations pertaining to hazardous waste found in, on or under the Property, regardless of the source of origination; and (iii) any indemnity or other agreement to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs and expenses of any and every kind arising as a result of the existence and/or removal of Hazardous Materials (as defined in the Security
                  Deed) and from the violation of Hazardous Waste Laws (as defined in the Security Deed). Borrower shall not be liable hereunder if the Property becomes contaminated subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender pursuant to the Security Deed, provided that such transferee assumes in writing all obligations of Borrower under the Loan Documents pertaining to Hazardous Materials. Liability under this subparagraph (10) shall extend beyond repayment of this Note and compliance with the terms of the Security Deed, unless Borrower at such time provides Lender with an



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                  environmental assessment report acceptable to Lender, in its sole discretion, showing the Property to be free of Hazardous Materials and not in violation of Hazardous Waste Laws. The burden of proof under this subparagraph with regard to establishing the date upon which such Hazardous Materials were placed or appeared in, on or under the Property shall be upon Borrower;

         (11) (i) any and all costs incurred in order to cause the Property to comply with the Accessibility Laws (as defined in the Security Deed), and (ii) any indemnity or other agreement to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs or expenses of any kind arising as a result of non-compliance with any Accessibility Laws. Borrower shall not be liable hereunder for compliance with any Accessibility Laws that first become effective, or for any violation of any Accessibility Laws resulting from alterations or improvements to the Property that are performed subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender pursuant to the Security Deed; provided that such transferee assumes in writing all obligations of Borrower pertaining to Accessibility Laws pursuant to the Loan Documents; and

         (12) amounts under any letter of credit and any renewals and/or replacements thereof supplied by Borrower to Lender in connection with this Note or the loan evidenced and secured by the Loan Documents in the event that the bank issuing such letter of credit becomes insolvent, files or has filed against it any bankruptcy or similar proceeding or is closed (either temporarily or permanently), or placed in receivership, conservatorship or liquidation by the Federal Deposit Insurance Corporation, Resolution Trust Corporation or any other local, state or federal government agency or otherwise fails or refuses to honor such letter of credit; and

         The obligations of Borrower in subparagraphs (1) through (12) above, except as provided in subparagraphs (10) and (11), shall survive the repayment of this Note, and satisfaction of the Security Deed.

         Notwithstanding anything to the contrary contained in this Note or in the other Loan Documents, as long as the Guaranty referenced above has not been released by Lender, the "exculpation" and "non-recourse" provisions of this section shall not be effective and Borrower shall be personally, fully, and completely liable for the payment of this Note and performance under the Loan Documents until the Guaranty has been released by Lender.

Full Recourse:

         Notwithstanding any provisions in this Note to the contrary including, without limitation, the provisions set forth in the section captioned "Exculpation" hereinabove, Borrower and the general partners of Borrower shall be personally liable, jointly and severally, for the entire



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indebtedness evidenced by this Note (including all principal, interest and other charges) in the event Borrower (i) violates the covenant governing the placing of subordinate financing on the Property as set forth in Paragraph 31 of the Security Deed, or (ii) violates the covenant restricting transfers of interest in the Property or transfers of ownership interests in Borrower as set forth in Paragraph 30 of the Security Deed.

Miscellaneous:

        As used herein, the phrase "reasonable attorneys' fees" shall mean fees charged by attorneys selected by Lender based upon such attorneys' then prevailing hourly rates as opposed to any amount or percentage specified by any statute then in effect in the State of Georgia.

        THE PROVISIONS of this Note shall be governed by the laws of the State of Georgia and the United States and shall be binding upon the Borrower, its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Time is of the essence of this contract.

IN WITNESS WHEREOF, the undersigned has executed this Note under seal as of the day and year first above written.


                                Roberts Properties Residential, L.P.,
                                a Georgia limited partnership

                                By:  Roberts Realty Investors, Inc.,
                                     its sole General Partner



                                     By:     /s/ Charles S. Roberts
                                       -------------------------------------
                                       Name:  Charles S. Roberts
                                       Title: President

                                             (CORPORATE SEAL)












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